UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 12, 2004 (Date of earliest event reported)
Catalytica Energy Systems, Inc. (Exact name of registrant as specified in its charter)
AZ (State or other jurisdiction of incorporation)	000-31953 (Commission File Number)	77-0410420 (IRS Employer Indentification Number)
	1388 North Tech Boulevard (Address of principal executive offices)	85233 (Zip Code)
Registrant's telephone number, including area code: 480-556-5555

Item 7. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Catalytica Energy Systems, Inc. dated May 12, 2004

Item 12. Results of Operations and Financial Condition

On May 12, 2004 Catalytica Energy Systems, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2004	CATALYTICA ENERGY SYSTEMS, INC. By: /s/ Robert W. Zack Robert W. Zack Chief Financial Officer